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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-76376.


                                             /s/ ARTHUR ANDERSEN LLP
                                             -----------------------
                                                 ARTHUR ANDERSEN LLP

Orange County, California
February 24, 2000